Exhibit 99.2

Armada Hoffler Properties, Inc.

Second Quarter 2013 Supplemental Information

Forward-Looking Statement

This Supplemental Information should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “10-Q”), the consolidated financial statements and notes thereto appearing in the 10-Q and our press release, dated August 13, 2013, which has been filed as Exhibit 99.1 to our Form 8-K filed on August 13, 2013. We make statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our core funds from operation, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events.

Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of factors that could impact our future results, please refer to our Registration Statement on Form S-11, initially filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2013, as subsequently amended, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and the documents subsequently filed by us from time to time with the SEC.

Second Quarter 2013 Supplemental Information	Page 2

Table of Contents

Company Highlights	4

Summary	5

Balance Sheet	6

Income Statement	7

Pro Forma Core Funds From Operations	8

Same Store Net Operating Income	9

Portfolio Summary	10

Portfolio Summary Notes	11

Historical Segment Occupancy	12

Multifamily Occupancy Summary	13

Office Leasing Summary	14

Retail Leasing Summary	15

Top Tenants	16

Office Lease Expirations	17

Office Lease Expirations	18

Development Pipeline	19

Market Capitalization	20

Debt Summary	21

Definitions	22

Second Quarter 2013 Supplemental Information	Page 3

Second Quarter 2013 Highlights

•	Generated Pro Forma Core FFO (Funds From Operations) of $6.5 Million, or $0.20 per share.

•	Average occupancy stable at 93.5% when compared to the prior quarter and year end 2012.

•	Executed new and renewal leases totaling over 80,000 square feet in the office and retail property portfolios.

•

Development pipeline of six properties, consisting of 384,600 square feet of office and retail property and 491 multifamily units. The Main Street Office development in Virginia Beach is 46% pre-leased.

•	Engaged in 17 construction contracts at an value of approximately $117.3 million, with approximately $58.2 million of work still to be completed.

•	Completed a successful initial public offering (IPO) raising gross proceeds of approximately $218.5 million.

Second Quarter 2013 Supplemental Information	Page 4

Summary Information

$ in thousands except per share data & rentable square feet/multifamily units

Three months ended
6/30/2013
(Unaudited)
Shares and Units:

Common Shares outstanding at end of period	19,164
Common Units outstanding at end of period	13,059
Total	32,223

Share Price:
At end of period	$11.78
High during period	$11.83
Low during period	$11.13

Financial Information:
Rental revenues	$14,231
General contracting and real estate services revenue	23,291
Net operating income (NOI)	10,372
Net income	8,404
Funds from operations (FFO)	2,886
Pro forma FFO	4,031
Pro forma Core FFO	6,458

Pro forma Core FFO per share	$0.20

Wholly - owned property information:

Rentable square feet or number of units:
Office	954,458
Retail	1,094,663
Multifamily	626

Occupancy:
Office(1)	93.4%
Retail(1)	94.6%
Multifamily(2)	91.2%

Weighted Average(3)	93.5%

(1)	Office and retail occupancy based on occupied square feet as a % of respective total
(2)	Multifamily occupancy based on weighted average of total units
(3)	Total occupancy weighted by annualized base rent

Second Quarter 2013 Supplemental Information	Page 5

Summary Balance Sheet

$ in thousands

	As of
	6/30/2013	12/31/2012
	(Unaudited)
Assets
Real estate, at cost
Income producing property	$403,296	$350,814
Held for development	4,733	3,926
Construction in progress	12,258	—
Accumulated depreciation	(98,612)	(92,454)
Net real estate investments	321,675	262,286
Cash and cash equivalents	14,737	9,400
Restricted cash	3,117	3,725
Construction assets	18,412	11,696
Other assets	41,366	44,706

Total Assets	$399,307	$331,813

Liabilities and Equity
Indebtedness:
Secured debt	$244,336	$334,438
Participating note	—	643
Construction liabilities	20,770	21,605
Other liabilities	22,650	16,468

Total Liabilities	$287,756	$373,154

Equity	111,551	(41,341)

Total Liabilities and Equity	$399,307	$331,813

Second Quarter 2013 Supplemental Information	Page 6

Summary Income Statement

$ in thousands

	Three months ended		Six months ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
	(Unaudited)
Revenues:
Rental revenues	$14,231	$13,609	$27,629	$26,996
General contracting and real estate services revenues	23,291	12,383	41,247	27,024

Total Revenues	$37,522	$25,992	$68,876	$54,020

Expenses:
Rental expenses	$3,399	$2,944	$6,628	$5,808
Real estate taxes	1,248	1,209	2,460	2,392
General contracting and real estate services expenses	22,503	11,501	39,961	25,493
Depreciation and amortization	4,020	3,232	7,179	6,579
General and administrative expenses	2,857	954	3,574	1,788
Impairment charges	533	—	533	—

Total Expenses	34,560	19,840	60,335	42,060

Operating Income	$2,962	$6,152	$8,541	$11,960
Interest expense	(3,289)	(4,217)	(7,204)	(8,344)
Loss on extinguishment of debt	(1,125)	—	(1,125)	—
Gain on acquisition	9,460	—	9,460	—
Other income (expense)	185	164	452	387

Income from continuing operations, before tax	8,193	2,099	10,124	4,003
Income tax benefit	211	—	211	—

Income from continuing operations	8,404	2,099	10,335	4,003
Discontinued operations:
Loss from discontinued operations	—	(9)	—	(35)
Loss on sale of real estate	—	20	—	25

Results from discontinued operations	—	11	—	(10)

Net income	$8,404	$2,110	$10,335	$3,993

Net income attributable to Predecessor	(89)		(2,020)
Net income attributable to noncontrolling interests in operating partnership	(3,429)		(3,429)

Net income attributable to common stockholders	$4,886		$4,886

Second Quarter 2013 Supplemental Information	Page 7

Pro Forma Core Funds From Operations

$ in thousands, except per share

Three months ended
6/30/2013
(Unaudited)
Funds from Operations (FFO)

Net income	$8,404
Depreciation and amortization	4,020
Gain on acquisitions	(9,460)
Real estate joint ventures	(78)

FFO, as defined by NAREIT	$2,886

Pro Forma FFO

FFO, as defined by NAREIT	$2,886
Interest expense	1,060
Real estate joint ventures	285
General and administrative expenses	(200)

Pro Forma FFO	$4,031

Pro Forma Core FFO

Pro Forma FFO	$4,031
Loss on extinguishment of debt	1,125
Non-cash stock compensation	769
Impairment charges	533

Pro Forma Core FFO	$6,458

Pro Forma Core FFO per share	$0.20

Common Shares and Units Outstanding	32,223

Second Quarter 2013 Supplemental Information	Page 8

Same-Store Portfolio Net Operating Income (NOI)

$ in thousands

	Three months ended 6/30,			Six months ended 6/30,
	2013	2012	Change	2013	2012	Change
	(Unaudited)			(Unaudited)
Office(1)
Revenue	$6,420	$6,566	$(146)	$12,906	$12,959	$(53)
Expenses	1,940	1,804	136	3,886	3,650	236

Net Operating Income	4,480	4,762	(282)	9,020	9,309	(289)

Retail(2)
Revenue	4,986	5,096	(110)	9,849	10,196	(347)
Expenses	1,510	1,450	60	3,124	2,976	148

Net Operating Income	3,476	3,646	(170)	6,725	7,220	(495)

Multi Family(3)
Revenue	1,903	1,856	47	3,810	3,750	60
Expenses	875	839	36	1,690	1,507	183

Net Operating Income	1,028	1,017	11	2,120	2,243	(123)
			—

Net Operating Income (NOI), GAAP basis	$8,984	$9,425	$(441)	$17,865	$18,772	$(907)

Net effect of straight-line rents	(141)	(366)	225	(353)	(787)	434
Amortization of lease incentives	206	182	24	402	364	38

Same-store portfolio NOI, cash basis	$9,049	$9,241	$(192)	$17,914	$18,349	$(435)

Cash Basis:
Office	$4,237	$4,361	$(124)	$8,447	$8,469	$(22)
Retail	3,778	3,859	(81)	7,335	7,631	(296)
Multifamily	1,034	1,021	13	2,132	2,249	(117)

	$9,049	$9,241	$(192)	$17,914	$18,349	$(435)

GAAP Basis:
Office	$4,480	$4,762	$(282)	$9,020	$9,309	$(289)
Retail	3,476	3,646	(170)	6,725	7,220	(495)
Multifamily	1,028	1,017	11	2,120	2,243	(123)

	$8,984	$9,425	$(441)	$17,865	$18,772	$(907)

(1)	No assets excluded
(2)	Bermuda Crossroads and Tyre Neck Harris Teeter excluded
(3)	Smith’s Landing excluded

Second Quarter 2013 Supplemental Information	Page 9

Portfolio Summary as of 6/30/2013

Property	Location	Year Built	Net Rentable Square Feet(1)		% Leased(2)	Annualized Base Rent(3)	Annualized Base Rent per Leased Sq. Ft.(3)		Average Net Effective Annual Base Rent per Leased Sq. Ft.(4)

Office Properties
Armada Hoffler Tower(5)	Virginia Beach, VA	2002	328,436		95.9%	$8,656,685	$27.49		$26.25
One Columbus	Virginia Beach, VA	1984	129,424		95.6%	2,836,177	22.92		23.22
Two Columbus	Virginia Beach, VA	2009	109,215		82.3%	2,229,517	24.82		25.23
Virginia Natural Gas(6)	Virginia Beach, VA	2010	31,000		100.0%	568,230	18.33		20.17
Richmond Tower	Richmond, VA	2010	206,969		98.0%	7,274,896	35.87		41.83
Oyster Point	Newport News, VA	1989	100,214		79.8%	1,719,733	21.50		21.23
Sentara Williamsburg(6)	Williamsburg, VA	2008	49,200		100.0%	1,006,140	20.45		20.50

Subtotal / Weighted Average Office Portfolio(7)			954,458		93.4%	$24,291,378	$27.25		$28.29

Retail Properties Not Subject to Ground Lease
Bermuda Crossroads	Chester, VA	2001	111,566		95.4%	$1,439,512	$13.52		$13.97
Broad Creek Shopping Center	Norfolk, VA	1997-2001	227,750		96.8%	2,919,295	13.25		12.90
Courthouse 7-11	Virginia Beach, VA	2011	3,177		100.0%	125,000	39.35		43.81
Gainsborough Square	Chesapeake, VA	1999	88,862		93.0%	1,291,858	15.64		15.36
Hanbury Village	Chesapeake, VA	2006-2009	61,049		88.7%	1,345,808	24.87		23.86
North Point Center	Durham, NC	1998-2009	215,689		93.1%	2,362,403	11.76		11.34
Parkway Marketplace	Virginia Beach, VA	1998	37,804		100.0%	754,702	19.96		20.88
Harrisonburg Regal	Harrisonburg, VA	1999	49,000		100.0%	683,550	13.95		13.95
Dick’s at Town Center	Virginia Beach, VA	2002	100,804		83.3%	798,000	9.50		9.11
249 Central Park Retail	Virginia Beach, VA(8)	2004	92,515		100.0%	2,552,830	27.59		26.98
Studio 56 Retail	Virginia Beach, VA	2007	11,600		84.8%	371,200	37.75		36.92
Commerce Street Retail	Virginia Beach, VA	2008	20,123		100.0%	792,313	39.37	(9)	39.67
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961		100.0%	972,021	27.03		25.40
South Retail	Virginia Beach, VA	2002	38,763		100.0%	837,358	21.60		21.06

Subtotal / Weighted Avg Retail Portfolio not Subject to Ground Leases(10)			1,094,663		94.6%	$17,245,851	$16.65		$16.35

Retail Properties Subject to Ground Lease
Bermuda Crossroads(11)	Chester, VA	2001		(13)	100.0%	$163,344
Broad Creek Shopping Center(12)	Norfolk, VA	1997-2001		(14)	100.0%	572,291
Hanbury Village(11)	Chesapeake, VA	2006-2009		(15)	100.0%	1,067,598
North Point Center(11)	Durham, NC	1996-2009		(16)	100.0%	1,048,175
Tyre Neck Harris Teeter(12)	Chesapeake, VA	2011		(17)	100.0%	507,603

Subtotal / Weighted Avg Retail Portfolio Subject to Ground Leases					100.0%	$3,359,012

Total / Weighted Avg Retail Portfolio			1,094,663	(18)	94.6%	$20,604,863	$16.65		$16.35

Total / Weighted Average Retail and Office Portfolio			2,049,121		94.0%	$44,896,241	$21.55		$21.91

Property	Location	Year Built	Units(19)	% Leased(2)	Annualized Base Rent(20)		Average Monthly Base Rent per Leased Unit(21)
Multifamily
Smith’s Landing(22)	Blacksburg, VA	2009	284	93.0%	$3,273,291		$1,033.24
The Cosmopolitan	Virginia Beach, VA	2006	342	89.8%	6,321,732	(23)	1,463.25

Total / Weighted Avg Multifamily Portfolio			626	91.2%	$9,595,023		$1,264.43

Second Quarter 2013 Supplemental Information	Page 10

Portfolio Definitions

(1)	The net rentable square footage for each of our office properties is the sum of (a) the square footages of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footages of existing leases, plus (b) for available space, the field verified square footage.
(2)	Percentage leased for each of our office and retail properties is calculated as (a) square footage under commenced leases as of June 30, 2013, divided by (b) net rentable square feet, expressed as a percentage. Percentage leased for our multifamily properties is calculated as (a) total units rented as of June 30, 2013, divided by (b) total units available, expressed as a percentage.
(3)	For the properties in our office and retail portfolios, annualized base rent is calculated by multiplying (a) base rental payments (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord) for the month ended June 30, 2013, by (b) 12. Annualized base rent per leased square foot is calculated by dividing (a) annualized base rent, by (b) square footage under commenced leases as of June 30, 2013. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
(4)	Average net effective annual base rent per leased square foot represents (a) the contractual base rent for leases in place as of June 30, 2013, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (b) square footage under commenced leases as of June 30, 2013.
(5)	As of June 30, 2013, we occupied 16,151 square feet at this property at an annualized base rent of $484,853, or $30.02 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation. In addition, effective March 1, 2013, we sublease approximately 5,000 square feet of space from a tenant at this property.
(6)	This property is subject to a triple net lease pursuant to which the tenant pays operating expenses, insurance and real estate taxes.
(7)	Includes square footage and annualized base rent pursuant to leases for space occupied by us.
(8)	As of June, 2013, we occupied 8,995 square feet at this property at an annualized base rent of $270,839, or $30.11 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation.
(9)	Includes $31,200 of annualized base rent pursuant to a rooftop lease.
(10)	Reflects square footage and annualized base rent pursuant to leases for space occupied by us.
(11)	For this ground lease, we own the land and the tenant owns the improvements thereto. We will succeed to the ownership of the improvements to the land upon the termination of the ground lease.
(12)	We lease the land underlying this property from the owner of the land pursuant to a ground lease. We re-lease the land to our tenant under a separate ground lease pursuant to which our tenant owns the improvements on the land.
(13)	Tenants collectively lease approximately 139,356 square feet of land from us pursuant to ground leases.
(14)	Tenants collectively lease approximately 299,170 square feet of land from us pursuant to ground leases.
(15)	Tenants collectively lease approximately 105,988 square feet of land from us pursuant to ground leases.
(16)	Tenants collectively lease approximately 1,443,985 square feet of land from us pursuant to ground leases.
(17)	Tenant leases approximately 200,073 square feet of land from us pursuant to a ground lease.
(18)	The total square footage of our retail portfolio excludes the square footage of land subject to ground leases.
(19)	Units represent the total number of apartment units available for rent at June 30, 2013.
(20)	For the properties in our multifamily portfolio, annualized base rent is calculated by multiplying (a) base rental payments for the month ended June 30, 2013 by (b) 12.
(21)	Average monthly base rent per leased unit represents the average monthly rent for all leased units for the month ended June 30, 2013.
(22)	We lease the land underlying this property from the owner of the land pursuant to a ground lease.
(23)	The annualized base rent for The Cosmopolitan includes $931,125 of annualized rent from 15 retail leases at the property.

Second Quarter 2013 Supplemental Information	Page 11

Historical Occupancy

	Occupancy - All Properties as of
Sector	6/30/2013	3/31/2013	12/31/2012
Office(1)	93.4%	93.9%	94.1%
Retail(1)	94.6%	93.9%	93.9%
Multifamily(2)	91.2%	93.3%	94.9%

Total(3)	93.5%	93.8%	94.2%

(1)	Office and retail occupancy based on occupied square feet as a % of respective total
(2)	Multifamily occupancy based on weighted average of total units
(3)	Total occupancy weighted by annualized base rent

Second Quarter 2013 Supplemental Information	Page 12

Multifamily Occupancy Summary

Occupancy Summary - Smiths Landing
Quarter Ended	Number of Units Occupied	Percentage Occupied(1)	Annualized Base Rent(2)	Average Monthly Rent per Occupied Unit
6/30/2013(4)	264	93.0%	$3,273,291	$1,033.24
3/31/2013	284	100.0%	$3,354,463	$984.29
12/31/2012	280	98.6%	$3,305,046	$983.64

Occupancy Summary - The Cosmopolitan
Quarter Ended	Number of Units Occupied	Percentage Occupied(1)	Annualized Base Rent(2)(3)	Average Monthly Rent per Occupied Unit
6/30/2013	307	89.9%	$5,390,607	$1,463.25
3/31/2013	300	87.7%	$5,642,035	$1,567.23
12/31/2012	314	91.8%	$5,636,650	$1,494.50

(1)	Total units rented as of each respective quarter end date
(2)	Annualized base rent is calculated by multiplying base rental payments for each of the last month of the respective quarter multiplied by 12
(3)	Excludes annualized base rent from retail leases

Second Quarter 2013 Supplemental Information	Page 13

Historical Office Lease Retention and Tenant Improvement and Leasing Commission Costs

The following table sets forth certain historical information regarding tenant improvement and leasing commission costs per square foot at the properties in our office portfolio for the three months ended 6/30/2013:

Three months ended
6/30/2013
Expirations
Number of Leases expired during the applicable period	4
Aggregate net rentable square footage of expiring leases(1)	16,635
Renewals
Number of Leases renewed during the applicable period	5
Aggregate net rentable square footage of renewed leases	29,725
Retention percentage by square feet	76.1%
Tenant improvement costs(2)	$309,426
Leasing commission costs(2)	171,963

Total tenant improvements and leasing commission costs	$481,389

Tenant improvement costs per square foot	$10.41
Leasing commission costs per square foot	$5.79

Total tenant improvements and leasing commission costs per square foot	$16.19

New Leases
Number of New Leases	2
Square Feet	4,046
Tenant improvement costs(2) (3)	$155,148
Leasing commission costs(2)	10,480

Total tenant improvements and leasing commission costs	$165,628

Tenant improvement costs per square foot	$38.35
Leasing commission costs per square foot	$2.59

Total tenant improvements and leasing commission costs per square foot	$40.94

Total Tenant Improvements and Leasing Commissions
Square feet	33,771
Tenant improvement costs(2) (3)	$464,574
Leasing commission costs(2)	182,443

Total tenant improvement and leasing commission costs	$647,017

Tenant improvement costs per square foot(2) (3)	$13.76
Leasing commission costs per square foot(2)	$5.40

Total tenant improvement and leasing commission costs per square foot	$19.16

(1)	Excludes properties subject to ground lease
(2)	Reflects tenant improvement and leasing commissions incurred during the three months ended 6/30/13, which may be different than the period in which the lease commenced
(3)	Excludes $27.39 PSF for landward base building work above ceiling related to a 1,400 SF lease at Two Columbus

Second Quarter 2013 Supplemental Information	Page 14

Historical Retail Lease Retention and Tenant Improvement and Leasing Commission Costs

The following table sets forth certain historical information regarding tenant improvement and leasing commission costs per square foot at the properties in our retail portfolio for the three months ended 6/30/2013:

Three months ended
6/30/2013
Expirations
Number of Leases expired during the applicable period	3
Aggregate net rentable square footage of expiring leases(1)	7,728
Renewals
Number of Leases renewed during the applicable period	6
Aggregate net rentable square footage of renewed leases	26,345
Retention percentage by square feet	100.0%
Tenant improvement costs(2)	$0
Leasing commission costs(2)	0

Total tenant improvements and leasing commission costs	$0

Tenant improvement costs per square foot	$0.00
Leasing commission costs per square foot	$0.00

Total tenant improvements and leasing commission costs per square foot	$0.00

New Leases
Number of New Leases	7
Square Feet	20,037
Tenant improvement costs(2)	$317,000
Leasing commission costs(2)	116,101

Total tenant improvements and leasing commission costs	$433,101

Tenant improvement costs per square foot	$15.82
Leasing commission costs per square foot	$5.79

Total tenant improvements and leasing commission costs per square foot	$21.62

Total Tenant Improvements and Leasing Commissions
Square feet	46,382
Tenant improvement costs(2)	$317,000
Leasing commission costs(2)	116,101

Total tenant improvement and leasing commission costs	$433,101

Tenant improvement costs per square foot(2)	$6.83
Leasing commission costs per square foot(2)	$2.50

Total tenant improvement and leasing commission costs per square foot	$9.34

(1)	Excludes properties subject to ground lease
(2)	Reflects tenant improvement and leasing commissions incurred during the three months ended 6/30/13, which may be different than the period in which the lease commenced

Second Quarter 2013 Supplemental Information	Page 15

Top 10 Tenants by Annualized Base Rent as of 6/30/2013

Office Portfolio
Tenant	Number of Leases	Number of Properties	Property(ies)	Lease Expiration	Weighted Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Williams Mullen	3	2	Armada Hoffler Tower, Richmond Tower	3/19/2026	$7,779,349	32.0%	14.3%
Troutman Sanders LLP	1	1	Armada Hoffler Tower	1/31/2015	1,026,938	4.2%	1.9%
Sentara Medical Group	1	1	Sentara Williamsburg	3/31/2023	1,006,140	4.1%	1.8%
Pender & Coward	2	1	Armada Hoffler Tower	1/31/2015	972,179	4.0%	1.8%
Cherry, Bekaert & Holland, LLP	3	3	Armada Hoffler Tower, Richmond Tower, Oyster Point	9/21/2022	932,547	3.8%	1.7%
GSA-USAF	1	1	Oyster Point	4/26/2017	870,047	3.6%	1.6%
The Art Institute	1	1	Two Columbus	12/31/2019	771,898	3.2%	1.4%
Hampton University	2	1	Armada Hoffler Tower	5/3/2023	629,935	2.6%	1.2%
Virginia Natural Gas	1	1	Virginia Natural Gas Headquarters	9/30/2025	568,230	2.3%	1.0%
Hankins & Anderson	1	1	Armada Hoffler Tower	4/30/2022	562,363	2.3%	1.0%

Top 10 Total					$15,119,627	62.2%	27.7%

Retail Portfolio
Tenant	Number of Leases	Number of Properties	Property(ies)	Lease Expiration	Weighted Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Home Depot	2	2	Broad Creek Shopping Center, North Point Center	12/27/2019	$2,032,600	9.9%	3.7%
Harris Teeter	2	2	Tyre Neck Harris Teeter, Hanbury Village	10/15/2028	1,430,001	6.9%	2.6%
Food Lion	3	3	Broad Creek Shopping Center, Bermuda Crossroads, Gainsborough Square	3/19/2020	1,282,568	6.2%	2.4%

Dick’s Sporting Goods	1	1	Dick’s at Town Center	1/31/2020	798,000	3.9%	1.5%
Regal Cinemas	1	1	Harrisonburg Regal	4/23/2019	683,550	3.3%	1.3%
PetsMart	2	2	Broad Creek Shopping Center, North Point Center	2/7/2016	618,704	3.0%	1.1%
Kroger	1	1	North Point Center	8/31/2018	552,864	2.7%	1.0%
Yard House	1	1	Commerce Street Retail	11/30/2023	538,000	2.6%	1.0%
Rite Aid	2	2	Gainsborough Square, Parkway Marketplace	5/29/2019	484,193	2.3%	0.9%
Walgreens	1	1	Hanbury Village	12/31/2083	447,564	2.2%	0.8%

Top 10 Total					$8,868,044	43.0%	16.3%

Second Quarter 2013 Supplemental Information	Page 16

Lease Expirations for Office Portfolio

Year of Lease Expiration	Number of Leases Expiring	Square Footage of Leases Expiring	% Portfolio Net Rentable Square Feet	Annualized Base Rent	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	—	63,047	6.6%	$—	—	$0.00
2013	7	34,608	3.6%	1,020,231	4.2%	29.48
2014	14	59,226	6.2%	1,545,787	6.4%	26.10
2015	9	96,577	10.1%	2,587,380	10.7%	26.79
2016	10	33,481	3.5%	781,772	3.2%	23.35
2017	4	64,589	6.8%	1,555,767	6.4%	24.09
2018	13	139,177	14.6%	3,653,770	15.0%	26.25
2019	4	54,264	5.7%	1,235,086	5.1%	22.76
2020	3	25,283	2.6%	769,811	3.2%	30.45
2021	4	41,363	4.3%	938,151	3.9%	22.68
2022	3	48,117	5.0%	1,258,877	5.2%	26.16
2023	4	89,009	9.3%	1,864,058	7.7%	20.94
Thereafter	5	205,717	21.6%	7,080,688	29.1%	34.42

Total / Weighted Average	80	954,458	100.0%	$24,291,378	100.0%	$27.25

(1)	Annualized base rent as of 6/30/13

Second Quarter 2013 Supplemental Information	Page 17

Lease Expirations for Retail Portfolio

Year of Lease Expiration	Number of Leases Expiring	Square Footage of Leases Expiring	% Portfolio Net Rentable Square Feet	Annualized Base Rent	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	—	58,992	5.4%	$—	—	$0.00
2013	11	16,725	1.5%	308,903	1.8%	18.47
2014	19	59,277	5.4%	1,335,031	7.7%	22.52
2015	19	93,011	8.5%	1,728,906	10.0%	18.59
2016	23	75,645	6.9%	1,742,502	10.1%	23.04
2017	19	135,545	12.4%	1,890,547	11.0%	13.95
2018	16	115,194	10.5%	1,630,659	9.5%	14.16
2019	12	269,729	24.6%	3,584,803	20.8%	13.29
2020	5	105,946	9.7%	1,343,863	7.8%	12.68
2021	3	15,068	1.4%	455,649	2.6%	30.24
2022	6	83,588	7.6%	1,214,794	7.0%	14.53
2023	4	23,792	2.2%	726,576	4.2%	30.54
Thereafter	5	42,151	3.9%	1,283,617	7.4%	30.45

Total / Weighted Average	142	1,094,663	100.0%	$17,245,851	100.0%	$16.65

(1)	Annualized base rent as of 6/30/13

Second Quarter 2013 Supplemental Information	Page 18

Development Pipeline

$ in thousands

Property	Location	Property Type	Estimated Square Footage(1)		Estimated Apartment Units(1)	Estimated Cost(1)	Cost Incurred through June 30, 2013	Estimated Date of Completion(1)	Estimated Ownership %(1)	Principal Tenants
Main Street Office(2)	Virginia Beach, VA	Office	234,000	(3)	N/A	$50,863	$7,535	July 2014	100%	Clark Nexsen, Development Authority of Virginia Beach
Main Street Apartments(2)	Virginia Beach, VA	Multifamily	N/A		288	32,845	2,688	July 2014	100%	N/A
Jackson Street Apartments	Durham, NC	Multifamily	N/A		203	27,857	3,004	August 2014	100%	N/A
Sandbridge Commons	Virginia Beach, VA	Retail	75,000		N/A	13,675	645	September 2014	85%	Harris Teeter
Brooks Crossing	Virginia Beach, VA	Office	60,000		N/A	12,793	672	February 2015	65%	Huntington Ingalls(4), City of Newport News(4)
Greentree Shopping Center(5)	Chesapeake, VA	Retail	15,600		N/A	5,402	412	September 2014	100%	Wawa

			384,600		491	$143,435	$14,956

(1)	Represents estimates that may change as the development process proceeds
(2)	This property will be located within the Virginia Beach Town Center
(3)	82,645 square feet is leased to Clark Nexsen, an architectural firm and approximately 23,300 square feet is leased to the Development Authority of Virginia Beach
(4)	No lease agreement has been signed
(5)	We have a contract to sell Wal-Mart a pad-ready site adjacent to Greentree Shopping Center

Second Quarter 2013 Supplemental Information	Page 19

Market Capitalization

$ in thousands, except per share data

Market Data	June 30, 2013

Common shares outstanding	19,163,705
Common units outstanding	13,059,365

Common shares and common units outstanding	32,223,070
Market price per common share	$11.78
Equity market capitalization	379,588
Total debt	244,336

Total market capitalization	$623,924
Less: cash on hand	(17,854)

Total enterprise value	$606,070

Total assets, gross	$497,543

Total debt/Total capitalization	39.2%
Total debt/Total enterprise value	40.3%
Total debt/Total assets, gross	49.1%

Second Quarter 2013 Supplemental Information	Page 20

Summary of Outstanding Debt

$ in thousands

Debt	Amount Outstanding		Interest Rate(1)	Effective Rate as of June 30, 2013		Maturity Date	Balance at Maturity
Oyster Point	$6,558		5.41%			December 1, 2015	$6,089
One Columbus	13,955		5.31%			December 11, 2014	13,542
Broad Creek Shopping Center
Note 1	4,528		LIBOR 3.00%	3.19%		November 29, 2014	4,454
Note 2	8,313		LIBOR+2.75%	2.94%		December 7, 2016	7,947
Note 3	3,481		LIBOR+2.75%	2.94%		December 7, 2016	3,327
Hanbury Village
Note 1	21,558		6.67%			October 11, 2017	20,499
Note 2	4,309		LIBOR+2.75%	2.94%		February 28, 2015	4,226
Harrisonburg Regal	3,930		6.06%			June 8, 2017	3,165
North Point Center
Note 1	10,400		6.45%			February 5, 2019	9,333
Note 2	2,877		7.25%			September 15, 2015	1,344
Note 4	1,042		5.59%			December 1, 2014	1,007
Note 5	714		LIBOR+2.00%	3.57	%(2)	February 1, 2017	641
Tyre Neck Harris Teeter	2,650		LIBOR+2.75%	2.94%		June 10, 2014	2,650
249 Central Park Retail	15,960		5.99%			September 8, 2016	15,084
South Retail	7,041		5.99%			September 8, 2016	6,655
Studio 56 Retail	2,725		3.75%			May 7, 2015	2,592
Commerce Street Retail	6,771		LIBOR+3.00%	3.19%		August 18, 2014	6,694
Fountain Plaza Retail	7,980		5.99%			September 8, 2016	7,542
Dick’s at Town Center	8,366		LIBOR+2.75%	2.94%		October 31, 2017	7,929
The Cosmopolitan	48,010		3.75%			July 1, 2051	—
Bermuda Crossroads	10,834	(4)	6.01%			January 1, 2014	10,710
Smith’s Landing	24,945	(4)	LIBOR+2.15%	2.34%		January 31, 2014	24,770
Main Street Land	2,208		LIBOR+2.50%	4.00	%(3)	July 3, 2013	2,208

	219,155						162,408
Credit Facility	25,000		LIBOR + 1.60% - 2.20%	2.39	%(5)	May 13, 2016	25,000

Total	$244,155						$187,408

Unamortized fair value adjustment	181

Indebtedness	$244,336

(1) LIBOR rate is determined by individual lenders.	Weighted Average Interest Rate	4.48%
(2) Subject to an interest rate swap lock.	Variable Interest Rate as a % of Total	37.10%
(3) Subject to an interest rate floor.	Weighted Average Maturity (years)	9.56
(4) Principal balance excluding any fair value adjustment that was recognized upon acquisition.
(5) Decreased to 1.94% as of 7/16/13.

Second Quarter 2013 Supplemental Information	Page 21

Definitions

Core Funds From Operations:

We calculate Core Funds From Operations (“Core FFO”) as FFO calculated in accordance with the standards established by NAREIT, adjusted for losses on debt extinguishments, non-cash stock compensation and impairment charges. Such items are non-recurring or non-cash in nature.

Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Core FFO differs from NAREIT’s definition of FFO. Other equity REITs may not calculate Core FFO in the same manner as us, and, accordingly, our Core FFO may not be comparable to other REITs’ Core FFO.

Funds From Operations:

We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

Second Quarter 2013 Supplemental Information	Page 22

Definitions

Net Operating Income:

We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). For our office, retail and multifamily segments, NOI excludes general contracting and real estate services expenses, depreciation and amortization, general and administrative expenses, and impairment charges. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, net operating income should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business.

Same Store Portfolio:

We define same store properties as including those properties that were owned and operated for the entirety of the period being presented and excluding properties that were in lease-up during the period present. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Second Quarter 2013 Supplemental Information	Page 23

Definitions

	Comparison of Three Months Ended June 30, 2013 to 2012		Comparison of Six Months Ended June 30, 2013 to 2012
	Same Store	Non-Same Store	Same Store	Non-Same Store
Office Properties
Armada Hoffler Tower	X		X
One Columbus	X		X
Two Columbus	X		X
Virginia Natural Gas	X		X
Richmond Tower	X		X
Oyster Point	X		X
Sentara Williamsburg	X		X
Retail Properties
Bermuda Crossroads		X		X
Broad Creek Shopping Center	X		X
Courthouse 7-Eleven	X		X
Gainsborough Square	X		X
Hanbury Village	X		X
North Point Center	X		X
Parkway Marketplace	X		X
Harrisonburg Regal	X		X
Dick’s at Town Center	X		X
249 Central Park Retail	X		X
Studio 56 Retail	X		X
Commerce Street Retail	X		X
Fountain Plaza Retail	X		X
South Retail	X		X
Tyre Neck Harris Teeter		X		X
Multifamily
Smith’s Landing		X		X
The Cosmopolitan	X		X

Second Quarter 2013 Supplemental Information	Page 24